SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 10, 1999

                     CUNNINGHAM GRAPHICS INTERNATIONAL, INC.
               (Exact name of Registrant as specified in Charter)

New Jersey                           0-24021                    22-3561164
(State or Other Jurisdiction       (Commission                (IRS Employer
   of Incorporation)               File Number)              Identification No.)

5 Burma Road, Jersey City, New Jersey                         07305
(Address of principal executive office)                     (Zip Code)

Registrant's telephone number including area code:  (201) 217-1990


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          (Former name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

     On September 10, 1999, Cunningham Graphics International, Inc. (the "Company") announced the completion of the acquisition of Golden Crane, Inc. (d/b/a Colorfast Printing, Inc.) A copy of the press release is attached hereto as Exhibit 99.

     The attached press release may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

Item 7.  Financial Statements and Exhibits

     (a)  Exhibit

          The following exhibit is filed herewith:

          99   Press release of Cunningham  Graphics  International,  Inc. dated
          September 10, 1999, related to the completion of the acquisition of Colorfast Printing, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cunningham Graphics International, Inc.
                                                (Registrant)

Dated: September 16, 1999                   By: /s/ Robert M. Okin
                                                -----------------------------
                                                Name:  Robert M. Okin
                                                Title:  Senior Vice President
                                                and Chief Financial Officer